UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

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☐  Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting Material Pursuant Sec.240.14a-12

MEDIA SCIENCES INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDIA SCIENCES INTERNATIONAL, INC.

8 Allerman Road

Oakland, New Jersey 07436

NOTICE OF RESCHEDULING OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Media Sciences International, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Media Sciences International, Inc. to be held on Friday, December 14, 2007 has been rescheduled to Wednesday, February 13, 2008. The new record date for the annual meeting is January 7, 2008. As soon as practicable, the Company will provide additional information with respect to the annual meeting in an amended proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders.

By order of the Board of Directors

/s/ Denise Hawkins
Denise Hawkins, Secretary
Oakland, New Jersey
December 10, 2007